UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                             ARTHROCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-027422              94-3180312
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)

                               680 Vaqueros Avenue
                           Sunnyvale, California 94085
                           ---------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 736-0224
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

     On October 19, 2004, we announced our financial results for the fiscal quarter ended September 30, 2004. A copy of the press release, which sets forth our results of operations for the quarter ended September 30, 2004, is attached hereto as Exhibit 99.1 and incorporated by reference herein. Such information is furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01   Financial Statements and Exhibits.

       (c)    Exhibits.
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              99.1     Press Release dated October 19, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTHROCARE CORPORATION


Date:    October 19, 2004               By: /s/ Michael A. Baker
                                           ----------------------------------
                                        Michael A. Baker
                                        President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit
  No.              Description
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99.1               Press Release dated October 19, 2004.